Exhibit 24

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, each of whom is a director and/or officer of Merrill Lynch & Co., Inc., the general partner of Merrill Lynch Preferred Funding I, L.P. and Merrill Lynch Preferred Funding II, L.P. (the "Partnerships"), constitutes and appoints Joseph T. Willett, Theresa Lang, Michael J. Castellano and Rosemary T. Berkery, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to approve and sign any and all reports or filings to be filed pursuant to the Securities and Exchange Act of 1934 or the requirements of any other regulatory agency or body or stock exchange on behalf of the Partnerships, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or such other agency or body or stock exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         This Power of Attorney has been signed below by the following persons in the capacities indicated on the 26th day of March, 1997.

         Signature                                   Title
         ---------                                   -----

    /s/ DANIEL P. TULLY                    Chairman of the Board
--------------------------------------     and Director
         (Daniel P. Tully)


       /s/ DAVID H. KOMANSKY               Chief Executive Officer, President,
--------------------------------------     Chief Operating Officer and Director
        (David H. Komansky)


       /s/ JOSEPH T. WILLETT               Senior Vice President and Chief
--------------------------------------     Financial Officer (Principal
                                           Financial Officer)
        (Joseph T. Willett)


      /s/MICHAEL J. CASTELLANO             Senior Vice President and Controller
--------------------------------------     (Principal Accounting Officer)
      (Michael J. Castellano)


    /s/ HERBERT M. ALLISON, JR.            Director
--------------------------------------
     (Herbert M. Allison, Jr.)

       /s/ WILLIAM O. BOURKE               Director
--------------------------------------
        (William O. Bourke)

          /s/ W. H. CLARK                  Director
--------------------------------------
           (W. H. Clark)


         /s/ JILL K. CONWAY                Director
--------------------------------------
          (Jill K. Conway)


      /s/ STEPHEN L. HAMMERMAN             Director
--------------------------------------
       (Stephen L. Hammerman)


     /s/ EARLE H. HARBISON, JR.            Director
--------------------------------------
      (Earle H. Harbison, Jr.)


        /s/ GEORGE B. HARVEY               Director
--------------------------------------
         (George B. Harvey)


       /s/ WILLIAM R. HOOVER               Director
--------------------------------------
        (William R. Hoover)


       /s/ ROBERT P. LUCIANO               Director
--------------------------------------
        (Robert P. Luciano)


      /s/ DAVID K. NEWBIGGING              Director
--------------------------------------
       (David K. Newbigging)


        /s/ AULANA L. PETERS               Director
--------------------------------------
         (Aulana L. Peters)


        /s/ JOHN J. PHELAN, JR.             Director
--------------------------------------
        (John J. Phelan, Jr.)


         /s/ JOHN L. STEFFENS               Director
--------------------------------------
          (John L. Steffens)


         /s/ WILLIAM L. WEISS               Director
--------------------------------------
          (William L. Weiss)